UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2005


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               001-32220            87 - 0636498

   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


       4560 SOUTH DECATUR BOULEVARD                 89103
                 SUITE 301
             LAS VEGAS, NEVADA

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036


 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.  Other Events.

On August 11, 2005, American Water Star released a press release announcing that it was selected by the Kansas City, Missouri school district to provide flavored beverages in its schools which will be distributed by DeFeo Produce, one of the largest purveyors of produce, beverage and snacks to hotels, food chains and schools in Kansas City.

A copy of the press release is attached hereto as exhibit 99.


Item 9.01.     Financial Statements and Exhibits.


Exhibit Number      Exhibit Title of Description

     99             Press Release of the Company, dated August 11, 2005.




     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: August 11, 2005


                                   AMERICAN WATER STAR, INC.


                                   By:/s/ Roger Mohlman
                                   Name:  Roger Mohlman
                                   Title: President and Chief
                                          Executive Officer